EXHIBIT 10.2


      THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE WARRANT AND THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING THE WARRANT AND THE SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

NO. WSCP-

                                 RxBAZAAR, INC.

                     COMMON STOCK PURCHASE WARRANT AGREEMENT

               to Purchase _______________ Shares of Common Stock

            Void After 5:00 P.M., New York time, on October 26, 2008

                                    issued to

                               [NAME OF INVESTOR]

(hereinafter called the "Registered Holder," which term shall include any and all successors and assigns) by RxBazaar, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     The Common Stock Purchase Warrants (the "Warrants") underlying this Warrant Agreement is one of duly authorized issue by the Company of Warrants evidencing the right to purchase an initial aggregate of up to 200,000 shares of Common Stock, $.001 par value (the "Common Stock"), granted by the Company to Steel City Pharmaceuticals LLC, a Delaware limited liability company ("SCP"), as additional consideration under the Management Services Agreement, dated as of October 27, 2003, between the Company and SCP. The initial Registered Holder is a member of SCP. SCP distributed the Warrants to its initial members.

     1. Grant. For value received and subject to the terms and conditions hereinafter set out, the Registered Holder is entitled, upon surrender of this Warrant Agreement, with the Notice of Exercise form annexed hereto duly executed, at the office of Company at 1385 Kemper Meadow Drive Cincinnati, Ohio 45240, or such other office as the Company shall notify the Registered Holder in writing, to purchase _____________ (_____) shares (the "Warrant Shares") of fully paid and nonassessable shares of Common Stock, at an exercise price of Two ($2.00) Dollars per share (the "Exercise Price"), subject to adjustment from time to time pursuant to Sections 4 and 5 hereof.

     2. Exercise.
        --------

          2.1 Exercise Period. This Warrant shall be exercisable at any time in whole or from time to time in part commencing upon issuance and shall expire as to the unexercised portion at 5:00 P.M., New York time, on October 26, 2008, and shall be void thereafter, subject to earlier termination as provided herein.

          2.2 Manner of Exercise. Upon exercise, the Registered Holder shall surrender this Warrant Agreement, together with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Registered Holder, and pay the purchase price for the portion of the Warrant being exercised. The documents shall be delivered to the Company at its principal office as set forth in
Section 1 or such other office as may be designated by the Company to the Registered Holder. The purchase price shall be paid by check payable to the order of the Company or by wire transfer to an account designated by the Company. This Warrant may be exercised in part, and the Registered Holder shall be entitled to receive a new Warrant Agreement covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised.

          2.3 Delivery. As soon as practicable after exercise of this Warrant, and in any event within ten (10) days thereafter, the Company, at its expense, shall cause to be issued in the name of and delivered to the person designated in the Notice of Exercise a certificate for the Warrant Shares being acquired, subject if applicable, to compliance with Section 10. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     3. Reservation of Shares. The Company covenants that it shall at all times reserve and keep available a number of its authorized shares of its Common Stock, free from all pre-emptive rights therein, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     4. Change in Capitalization. If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by forward stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     5. Reclassification or Reorganization Mergers.

          5.1 Reclassification. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by
Section 4 hereof), at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder, so that the Registered Holder shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Registered Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the registered holder of this Warrant to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Warrants Shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

          5.2 Merger. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and (i) the surviving entity is a publicly traded company, and (ii) the consideration to be received by the holders of the Company's Common Stock includes publicly traded equity interests in the surviving entity or parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Registered Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4 and in this Section 5. The provisions of this Section 5.2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          5.3 Non-Public Successor. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and (i) the surviving entity is a non-publicly traded company, or (ii) the consideration to be received by the holders of the Company's Common Stock does not include any publicly traded equity interests in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the Company shall mail to the Registered Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of the transaction. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable on the transaction in exchange for the shares of Common Stock receivable upon exercise of this Warrant. Upon the closing of the transaction referenced in the foregoing notice, this Warrant to the extent then unexercised shall terminate.

     6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant or any portion thereof. With respect to any fraction of a share called for upon the exercise of this Warrant or any portion thereof, an amount equal to such fraction multiplied by the then current value of a share of Common Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the holder hereof in cash by the Company.

     7. Notice of Adjustments. Whenever the Exercise Price and/or the Warrant Shares are adjusted as herein provided, the Company shall promptly deliver to the Registered Holder a certificate of its principal financial officer setting forth the Exercise Price and the number of Warrant Shares after such adjustment and a brief statement of the facts requiring such adjustment.

     8. Rights.

          8.1 Register. The Company shall maintain a register containing the names and addresses of the Registered Holders of the Warrants. The Registered Holder of any Warrant shall be the person in whose name such Warrant is registered in said warrant register. The Registered Holder may change his address as shown on the warrant register by written notice to the Company requesting such change.

          8.2 Assignment. This Warrant, and the rights evidenced hereby, may, subject to the provisions hereof and compliance with applicable federal and state securities laws, be transferred by the Registered Holder with respect to any or all of the Warrant Shares purchasable hereunder. Upon presentation to the Company of this Warrant Agreement together with the Assignment in the form of Exhibit B hereto properly endorsed for registration of transfer for all of the Warrant Shares then purchasable hereunder, the Company shall issue a new Warrant Agreement of the same denomination to the assignee. Upon presentation to the Company of this Warrant Agreement, together with the Assignment properly endorsed for registration of transfer with respect to a portion of the Warrant Shares purchasable hereunder, the Company shall issue a new Warrant Agreement to the assignee, in such denomination as shall be requested by the Registered Holder, and shall issue to the Registered Holder a new Warrant Agreement covering the number of Warrant Shares in respect of which this Warrant Agreement shall not have been transferred. The Company may treat the new Registered Holder as the owner hereof for all purposes.

          8.3 Substitute Warrant Agreement. In case this Warrant Agreement shall be mutilated, lost, stolen or destroyed, the Company may issue a new Warrant Agreement of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant Agreement, or (ii) in lieu of any Warrant Agreement lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant Agreement (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

          8.4 Rights as a Warrant Holder. The Registered Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of

Common Stock issued upon exercise of this Warrant. The rights of the Registered Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant, the Company may deem and treat the Registered Holder as the absolute owner of this Warrant for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

     9. Piggyback Registration.

          9.1 Filing.
              ------

          (a) Registration Rights. The Company agrees that if, at any time, and from time to time, commencing on April 21, 2004, the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), (other than a Registration Statement in connection with an acquisition or exchange transaction, employee option or other benefit plan or other transaction not involving the sale of securities for cash on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its Common Stock by it or any of its stockholders, the Company shall: (i) promptly notify the Registered Holder that such Registration Statement will be filed and that the Registrable Securities then held by the Registered Holder will be included in such Registration Statement at the Registered Holder's request, (ii) cause such Registration Statement to cover all of such Registrable Securities issued to the Registered Holder for which the Registered Holder requests inclusion, (iii) use its best efforts to cause such Registration Statement to become effective as soon as practicable and (iv) use its best efforts to take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities of the Registered Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for a period of at least sixty (60) days after the effective date of the Registration Statement.

          (b) Abandonment. Notwithstanding any other provision of this
Section 9, the Company may at any time, abandon or delay any registration commenced by the Company. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of shares requested by the Registered Holder for inclusion and the Registered Holder shall retain the right to request inclusion of shares as set forth above.

          (c) Inclusion. The Registered Holder shall have the right to request inclusion of any of his Registrable Securities in up to two (2) Registration Statements as described in this Section 9 that are declared effective. This
Section 9 comprises the sole obligation of the Company to register any Warrant Shares under the Securities Act. The Registered Holder does not have any "demand" registration rights.

          (d) Definitions. For purposes of this Section 9, the terms "Register", "Registered", "Registration" and "Registrable Securities" shall be defined as follows:

     (i) "register", "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

     (ii) "Registrable Securities" shall mean the shares of Common Stock issuable upon exercise of the Warrant or issuable pursuant to a dividend or other distribution with respect to or in replacement of the Warrant Shares; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a Registration Statement declared effective by the SEC, or (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          9.2 Company Obligations. Whenever required under this Section 9 to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

          (a) File. Use its best efforts to file and cause such Registration Statement to become effective. The Company will also use its best efforts to, during the period that such Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Registration Statement.

          (b) Amendments. Prepare and file with the SEC such amendments and supplements to the Registration Statement, and the prospectus used in connection with such Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

          (c) Copies. Furnish to the Registered Holder such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of the Registrable Securities owned by him.

          (d) Securities Laws. Use its best efforts to register and qualify the securities covered by the Registration Statement under such other Federal or state securities laws of such jurisdictions as shall be reasonably requested by the Registered Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (f) Notification. Notify the Registered Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the Registration Statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the Registration Statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Listing. Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or national quotation service on which the Common Stock of the Company is then listed or quoted.

          9.3 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of the Registered Holder he shall furnish to the Company such information regarding the Registered Holder, the Registrable Securities held by the Registered Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect the registration of such Registered Holder's Registrable Securities.

          9.4 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 9 for the Registered Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; which shall be borne by the Registered Holder, provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to the Registered Holder. Notwithstanding the foregoing, the Registered Holder shall pay all registration expenses that the Registered Holder is required to pay under applicable law.

          9.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 9.1 to include the Registered Holder's Registrable Securities in such underwriting unless he accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders (including the Registered Holder) according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). If requested by the underwriters, the Registered Holder will delay the sale of his Registrable Shares under the Registration Statement for up to ninety (90) after the effective date, provided other selling stockholders with "piggy back" registration rights are subject to a similar lock-up period. For purposes of this Section concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

          9.6 Delay of Registration. The Registered Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

          9.7 Indemnification. In the event that any Registrable Securities are included in a Registration Statement filed under this Section 9, as a condition thereto, the Company and the Registered Holder shall enter into customary indemnification agreements. If any of the Registrable Securities in the Registration Statement are to be underwritten, the Company and the Registered Holder shall enter into customary indemnification and contribution agreements as may be reasonably requested by such underwriters.

          9.8 Termination of Registration Rights. The right of the Registered Holder to request inclusion of Registrable Shares in any registration pursuant to Section 9.1 shall terminate if all Registrable Shares held by the Registered Holder may immediately be sold under Rule 144(k) under the Securities Act.

     10. Securities Law Compliance.

          10.1 Investment. Unless a current Registration Statement under the Securities Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Registered Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Registered Holder will deliver to the Company a written statement that the securities acquired by the Registered Holder upon exercise hereof are for the account of the Registered Holder or are being held by the Registered Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and including such other representations as may be reasonably requested by counsel to the Company. Further, the Registered Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise. The Registered Holder shall have certain rights to include the Common Stock underlying this Warrant in a registration statement in accordance with Section 9 hereof.

          10.2 Legend. Unless the shares of Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act, upon exercise of any part of this Warrant and the issuance of any of such shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing the shares issued upon exercise of this Warrant shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

     "The shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

     11. Amendment, Waiver. This Warrant sets forth the entire agreement by the Company and the Registered Holder with respect to the matters herein. Any term of this Warrant Agreement may be amended and the observance of any term of this Warrant Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder. No waivers of or exceptions to any term, condition or provision of this Warrant Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     12. Notices. All notices or other communications with respect to this Warrant Agreement shall be in writing and sent by express mail or recognized courier service or by personal delivery, if to the Registered Holder to the address on the register in accordance with Section 8.1, or if to the Company at the address as set forth in or in accordance with Section 1.

     13. Governing Law. The provisions and terms of this Warrant Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law.

                                          RxBAZAAR, INC.


                                          By:
                                             -----------------------------------
                                             Name:   Bruce C. Warwick
                                             Title:  Treasurer
Dated:  October 27, 2003

                                                                       EXHIBIT A

FORM OF SUBSCRIPTION



        (To be signed only on exercise of Common Stock Purchase Warrant)


TO:   RxBAZAAR, INC.


          The undersigned, the registered holder of the within Common Stock Purchase Warrant of RxBAZAAR, INC., hereby irrevocably elects to exercise this Common Stock Purchase Warrant for, and to purchase thereunder, _______________* shares of Common Stock of RxBAZAAR, INC., and the undersigned herewith makes payment of $_______________ therefor either by check, which is attached hereto or by wire transfer to a bank designated by RxBazaar, Inc., and requests that the certificates for such shares be issued in the name of and delivered to, ______________________________, whose address is
_____________________________________, and whose tax identification or social security number is ________________.


Dated:
      ------------------                  --------------------------------------
                                          (Signature must conform in all
                                          respects to name of registered holder
                                          as specified on the face of the
                                          Warrant)



          *Insert here the number of shares (all or part of the number of shares called for in the Common Stock Purchase Warrant) as to which the Common Stock Purchase Warrant is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Common Stock Purchase Warrant, may be deliverable on exercise.

                                                                       EXHIBIT B


                               FORM OF ASSIGNMENT



        (To be signed only on transfer of Common Stock Purchase Warrant)



          For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Common Stock Purchase Warrant to purchase _________ shares of Common Stock of RxBAZAAR, INC. to which the within Common Stock Purchase Warrant relates, and appoints such person Attorney to transfer such right on the books of RxBAZAAR, INC. with full power of substitution in the premises. The address of the assignee is:


            ---------------------------
            ---------------------------
            The tax identification number or SSI of the assignee is:

            ---------------------------





Dated:
      ------------------                  --------------------------------------
                                          (Signature must conform in all
                                          respects to name of registered holder
                                          as specified on the face of the
                                          Warrant)